UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	March 31, 2008

Grubb & Ellis Healthcare REIT, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Maryland	333-133652	20-4738467
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1551 N. Tustin Avenue, Suite 300, Santa Ana, California		92705
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	714-667-8252

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Top of the Form

Item 7.01 Regulation FD Disclosure.

On April 4, 2008, we issued a press release announcing our acquisition of the Texas properties of Senior Care Portfolio 1 (see description in Item 8.01 below). A copy of the press release, which is hereby incorporated into this filing in its entirety, is attached to this Current Report on Form 8-K as Exhibit 99.1.

The information furnished under this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

Item 8.01 Other Events.

On March 31, 2008, we, through our subsidiary, G&E Healthcare REIT Senior Care Portfolio 1, LLC, entered into a Purchase and Sale Agreement and Escrow Instructions, or the Agreement, to acquire Senior Care Portfolio 1, from Health Care Investors III and HCP SWLTC TX 2008, unaffiliated third parties, or the Sellers, for a purchase price of $39,600,000, plus closing costs. Senior Care Portfolio 1 consists of six properties, four of which are located in Texas, or the Texas properties, and two of which are located in California, or the California properties. The purchase price of Senior Care Portfolio 1 is allocated as $29,900,000 for the Texas properties and $9,700,000 for the California properties. The Agreement provides that the closing date for both the Texas properties and the California properties shall have occurred on or before March 31, 2008. However, the Agreement further provides that should the Sellers be unable to obtain ground lease documents pertaining to one of the California properties, the closing date of the Texas properties shall remain the same, but the closing date for the California properties is to be postponed to 10 days after the receipt of the ground lease documents, but not earlier than April 23, 2008 and not later than May 30, 2008.

On March 31, 2008, we acquired a fee simple interest in the Texas properties of Senior Care Portfolio 1 for a purchase price of $29,900,000, plus closing costs. The Texas properties are located in Arlington, Galveston, Port Arthur and Texas City, Texas. An acquisition fee of $897,000, or 3.0% of the purchase price, was paid to our advisor and its affiliates.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

99.1 Grubb & Ellis Healthcare REIT, Inc. Press Release, dated April 4, 2008

Top of the Form

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Grubb & Ellis Healthcare REIT, Inc.

April 4, 2008	By:	/s/ Scott D. Peters

Name: Scott D. Peters
Title: Chief Executive Officer and President

Top of the Form

Exhibit Index

Exhibit No.	Description

99.1	Grubb & Ellis Healthcare REIT, Inc. Press Release, dated April 4, 2008